Exhibit 10.95
Confidential Treatment Requested
Amendment No. 5
to the
A330 Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 5 to the A330 Purchase Agreement between Airbus S.A.S. and US Airways, Inc., (this “Amendment”) is entered into as of November 20, 2009, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the "Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A. (the “Buyer”).
WHEREAS, the Buyer and the Seller entered into an Airbus A330 Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 dated as of November 15, 2007, Amendment No. 2 dated as of October 20, 2008, Amendment No. 3 dated as of January 16, 2009 and Amendment No. 4 dated as of July 23, 2009 (“Amendment No. 4”) (the “Agreement”), relates to the sale by the Seller and the purchase by the Buyer of certain Airbus A330 model aircraft;
WHEREAS, the Buyer and the Seller agree to reschedule the deliveries of certain Aircraft; and
WHEREAS, the parties agree to amend certain terms of the Agreement as set forth in this Amendment.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement
Amendment 5	CONFIDENTIAL AND PRIVILEGED
CT0803167-AMD5-USA-A330

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Confidential Treatment Requested
1.	DELIVERY

1.1	The Seller *****.

1.2	The Seller and the Buyer agree to reschedule three (3) Aircraft with Scheduled Delivery Months *****, three (3) Aircraft from *****, and two (2) Aircraft with Scheduled Delivery Months *****.

1.3	The delivery schedule table set forth in Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the delivery schedule table below between the QUOTE and UNQUOTE:

QUOTE

Rank Number	Scheduled Delivery Month	Year
1	*****	2009
2	*****	2009
3	*****	2009
4	*****	2009
5	*****	2009
6	*****	2010
7	*****	2010
8	*****	2013
9	*****	2013
10	*****	2013
11	*****	2013
12	*****	2013
13	*****	2014
14	*****	2014
15	*****	2014
UNQUOTE

2.	PREDELIVERY PAYMENTS

In consideration of the rescheduling described in Paragraph 1 above and subject to the provisions of this Paragraph 2, the *****.

3.	*****

3.1	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement
Amendment 5	CONFIDENTIAL AND PRIVILEGED
CT0803167-AMD5-USA-A330

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Confidential Treatment Requested
3.2	*****

3.3	*****

4.	SPECIFICATION CHANGE NOTICES

In Paragraph 2.2 of Letter Agreement No. 6, the words “*****” are deleted and replaced with “*****”.

5.	*****

Paragraph 2.1 of the Amended and Restated Letter Agreement No. 5 to the Agreement is hereby amended by adding the following immediately after the period at the end thereof:
QUOTE
*****
UNQUOTE
6.	*****

6.1	In Paragraph 1.1A of Amended and Restated Letter Agreement No. 5 to the Agreement the words “*****” are deleted.

6.2	Paragraph 1.1B of Amended and Restated Letter Agreement No. 5 to the Agreement is deleted in its entirety.

7.	*****

7.1	*****

7.2	Paragraph 5 of Amendment No. 2 to the Agreement is hereby amended by adding the following immediately prior to the word “*****”:
QUOTE
*****
UNQUOTE
8.	SOFTWARE TOOLS

In Paragraph 3.1 of Letter Agreement No. 7, the words “*****” are deleted and replaced with the words “*****”.

9.	EFFECT OF AMENDMENT

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement
Amendment 5	CONFIDENTIAL AND PRIVILEGED
CT0803167-AMD5-USA-A330

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Confidential Treatment Requested
9.1	Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

9.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

11.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement
Amendment 5	CONFIDENTIAL AND PRIVILEGED
CT0803167-AMD5-USA-A330

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IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ Christophe Mourey

Its:	Vice President and Treasurer	Its:	Senior Vice President Contracts

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

USA — Airbus A330 Purchase Agreement
Amendment 5	CONFIDENTIAL AND PRIVILEGED
CT0803167-AMD5-USA-A330